UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 20, 2008
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CARMAX, INC.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	1-31420 (Commission File Number)	54-1821055 (I.R.S. Employer Identification No.)

12800 Tuckahoe Creek Parkway Richmond, Virginia (Address of principal executive offices)	23238 (Zip Code)

Registrant’s telephone number, including area code: (804) 747-0422

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On October 21, 2008, CarMax, Inc. (the “Company”) executed an amendment to the CarMax, Inc. Benefit Restoration Plan (the “Restoration Plan”).  The Restoration Plan is an unfunded nonqualified plan that restores retirement benefits for certain employees who are affected by Internal Revenue Code limitations on benefits provided under the CarMax, Inc. Pension Plan.  Pursuant to the amendment, additional benefit accruals for all Restoration Plan participants will be ceased, effective January 1, 2009.  Further, the amendment limits participation in the Restoration Plan to those individuals who were Restoration Plan participants as of December 31, 2008.  In conjunction with this amendment to the Restoration Plan, the CarMax, Inc. Pension Plan has also been amended to cease additional benefit accruals for all Pension Plan participants, effective January 1, 2009.  The amendment to the Restoration Plan is attached hereto as Exhibit 10.1 and is incorporated by reference herein into this Item 5.02.

On October 21, 2008, the Company adopted the CarMax, Inc. Retirement Restoration Plan, effective January 1, 2009 (the “RRP”).  The RRP is a new non-qualified retirement plan for certain employees who are affected by the Internal Revenue Code limitations on benefits provided under the Company’s 401(k) Plan.  The Company’s enhanced 401(k) Plan, which will also be effective January 1, 2009, provides an increased matching component and a Company-funded contribution made regardless of associate participation.  The RRP preserves these new benefits for compensation in excess of the limitations imposed by Internal Revenue Code Section 401(a)(17).  The RRP is attached hereto as Exhibit 10.2 and is incorporated by reference herein into this Item 5.02.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)           On October 20, 2008, the Company’s board of directors approved certain amendments to the Company’s Amended and Restated Bylaws (the “Bylaws”).  Each of Section 1.3, governing the submission of a shareholder proposal for consideration at the Company’s annual meeting of shareholders, and Section 2.3, governing the process for director nominations, has been amended to clarify and enhance the advance notice requirements.  Shareholders who provide advance notice to the Company pursuant to Section 1.3 or Section 2.3 of the Bylaws must provide, among other things, a description of any derivative or short positions, profit interests, options, hedging transactions and borrowed or loaned shares that the shareholder has with respect to the Company’s shares.   Shareholders who nominate a person for election as a director must provide detailed information regarding the nominee, in accordance with terms and conditions of Section 2.3 of the Bylaws.

The full text of the Bylaws, as amended and restated October 20, 2008, is attached hereto as Exhibit 3.1 and is incorporated by reference herein into this Item 5.03.
Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of Exhibit
3.1	CarMax, Inc. Bylaws, as amended and restated October 20, 2008
10.1	Amendment to the CarMax, Inc. Benefit Restoration Plan, effective January 1, 2009
10.2	CarMax, Inc. Retirement Restoration Plan, effective January 1, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARMAX, INC.
(Registrant)

Dated: October 23, 2008	By: /s/ Eric M. Margolin
Eric M. Margolin
Senior Vice President,
General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Exhibit
3.1	CarMax, Inc. Bylaws, as amended and restated October 20, 2008
10.1	Amendment to the CarMax, Inc. Benefit Restoration Plan, effective January 1, 2009
10.2	CarMax, Inc. Retirement Restoration Plan, effective January 1, 2009